Exhibit 10.7

EXECUTION VERSION

WARRANT AGREEMENT

WARRANT AGREEMENT, dated as of February 16, 2017 (this “Agreement”), by and among Immunomedics, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc., a Pennsylvania corporation (the “Warrant Agent”).

WHEREAS, the Company and Seattle Genetics, Inc., a Delaware corporation (the “Purchaser”), entered into a Stock Purchase Agreement, dated as of February 10, 2017, whereunder, among other things, the Company agreed to execute and deliver to, and in favor of, the Purchaser, a warrant on customary terms reasonably acceptable to the Purchaser (such warrant, together with any other warrants issued following the partial exercise, transfer, exchange or replacement of such warrant, collectively, the “Warrants”) to acquire up to an aggregate of 8,655,804 shares of common stock, $0.01 par value per share (the “Common Stock”) of the Company (collectively, the “Warrant Shares”) at an initial exercise price of $4.90 per share (the “Exercise Price”); and

WHEREAS, the Warrant Agent is willing to serve as the Warrant Agent in connection with the issuance of Warrant Certificates and the other matters as provided herein.

NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the role of the Warrant Agent, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Affiliate” has the meaning ascribed to it in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) “Business Day” means any day on which the NASDAQ Stock Market LLC is open for trading or any day that is not a Saturday or Sunday or a day on which banking institutions in New York or New Jersey are authorized or required by law to close.

(c) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(d) “Holders” means the record holders from time to time of the Warrants and “Holder” shall mean any Holder. As of the date of this Agreement, the “Holder” is the Purchaser.

(e) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(f) “Warrant Certificate” means a certificate in substantially the form attached as Exhibit A hereto representing such number of Warrants as is indicated on the face thereof.

Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions) and the Warrant Agent hereby accepts such appointment. The Company (with the consent of the Purchaser, so long as it is a Holder) may from time to time appoint such co-warrant agents as it may deem necessary or desirable upon 10 days’ prior written notice to the Warrant Agent. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-warrant agent. In the event the Company appoints one or more co-warrant agents, the respective duties of the Warrant Agent and any co-warrant agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Warrant Agent in writing thereof.

Section 3. Form of Warrant.

(a) Each Warrant may be represented (i) by definitive Warrant Certificates in substantially the form attached hereto as Exhibit A, the provisions of which are incorporated herein, or (ii) directly on the book-entry records of the Warrant Agent (“Book-Entry Warrants”), which Book-Entry Warrants shall be subject to the terms and conditions of this Agreement. Each Warrant shall be dated the date of issuance thereof (whether upon initial issuance, register of transfer, exchange or replacement).

(b) The Warrant Agent shall maintain books (the “Warrant Register”), for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective Holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. The Company and the Warrant Agent may deem and treat the registered Holder of each Warrant as the absolute owner of the Warrants represented thereby for the purpose of any exercise thereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(c) The Warrant Agent shall register the transfer of any portion of a Warrant Certificate in the Warrant Register, upon surrender of the Warrant Certificate, with the Form of Assignment attached thereto properly completed and duly signed (or, in the case of a Book-Entry Warrant, only upon delivery of the Form of Assignment), to the Warrant Agent at its address specified herein. Upon any such registration or transfer, a new Warrant Certificate substantially in the form attached hereto as Exhibit A (any such new Warrant Certificate, a “New Warrant Certificate”), evidencing the portion of the Warrant Certificate so transferred shall be issued to the transferee and a New Warrant Certificate evidencing the remaining portion of the Warrant Certificate not so transferred, if any, shall be issued to the transferring Holder (or, in the case of a Book-Entry Warrant, a notation shall be made to the records maintained by the Warrant Agent for such transfer); provided, however, that the Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of Warrants for the purchase of a fraction of shares of Common Stock. The delivery of a New Warrant Certificate by the Warrant Agent to the transferee thereof shall be deemed to constitute acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant. A party requesting such transfer must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

Section 4. Countersignature and Registration. The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, either manually or by facsimile signature, and have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Warrant Certificates shall be countersigned by the Warrant Agent either manually or facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

Section 5. Lost, Theft, Destruction or Mutilation of Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate the Warrant Agent shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution for such Warrant Certificate, a New Warrant Certificate, but only, in the case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to it and holding it and Company harmless, absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser. The Warrant Agent may, at its option, issue replacement Warrant Certificates upon presentation thereof of mutilated Warrant Certificates without such indemnity.

Section 6. Exercise of Warrants; Exercise Price; Expiry Time.

(a) The Warrants shall be exercisable commencing on February 16, 2017. The Warrants shall cease to be exercisable and shall terminate and become void, and all rights thereunder and under this Agreement shall cease, at the Close of Business on February 10, 2020 (the “Expiry Time”). A Warrant represented by a definitive Warrant Certificate shall be exercisable in accordance with the terms of the Warrant Certificate, including Section 2(a) thereof. Book-Entry Warrants shall be exercisable as follows:

Subject to the foregoing, a Holder may exercise the Book-Entry Warrants in whole or in part by delivery to the Company with a copy to the Warrant Agent, of a properly completed and duly executed copy (by fax, email or otherwise) of the notice of exercise (the “Notice of Exercise”) annexed to the form of Warrant Certificate. Within two (2) business days following delivery of the Notice of Exercise, the Holder shall make payment to the Company, or such other account specified by the Company, of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which the Book-Entry Warrant is being exercised by certified check drawn on a United States bank or by bank wire transfer in immediately available funds (the date of the later of receipt of the Notice of Exercise and receipt of such payment, the “Exercise Date”). Execution and delivery of the Notice of Exercise with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Book-Entry Warrant and issuance of a new Book-Entry Warrant evidencing the right to purchase the remaining number of Warrant Shares. No ink-original Notice of Exercise or medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form shall be required. The Company shall deliver an instruction letter and Notice of Exercise (by fax, email or otherwise) to the Warrant Agent upon receipt of the Notice of Exercise, directing the Warrant Agent to comply with the terms of the Notice of Exercise and this paragraph. Upon receipt, at or prior to the Expiry Time, of such instruction letter and copy of the Notice of Exercise, (i) the Warrant Agent and the Company shall thereupon promptly comply with the mechanics set forth in Section 2(a)(ii) and Section 2(c)(ii) of the form of Warrant Certificate attached hereto; provided however that the Warrant Agent shall not issue Warrant Shares until it has received written confirmation from the Company that the Company has received payment of an amount equal to the Exercise Price multiplied by the number of Warrant Shares to be issued and (ii) the provisions of Section 2(a)(ii) of the form of Warrant Certificate shall be applicable to the exercise of Book-Entry Warrants in all respects. Upon receipt by the Company of the duly executed Notice of Exercise, the Holder of such Book-Entry Warrant shall be deemed to have exercised its Warrant as specified in the Notice of Exercise for purposes of Regulation SHO promulgated under the Exchange Act. Upon receipt by the Company of the duly executed Notice of Exercise and payment (if applicable) of the applicable Exercise Price per Warrant Share as required hereby, the Holder of such Book-Entry Warrant shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder of such Book-Entry Warrant.

(b) The Company hereby instructs the Warrant Agent to record cost basis for each newly issued Warrant Share as the Exercise Price paid for such Warrant Share.

(c) Prior to the issuance of the Warrants, the Company shall provide an opinion of outside counsel. The opinion shall state that all Warrants or shares of Common Stock, as applicable, are: (i) registered under the Securities Act of 1933, as amended, or are exempt from such registration; and (ii) with respect to the shares of Common Stock underlying the Warrants, will be validly issued, fully paid and non-assessable upon proper exercise of the Warrants.

(d) Rescission Rights. If the Company fails to cause the Warrant Agent to transmit to any Holder the applicable Warrant Shares in accordance with the provisions of Section 2(c)(ii) of the form of Warrant Certificate on or before the Warrant Share Delivery Date (as defined in the form of Warrant Certificate), then such Holder will have the right to rescind such exercise prior to delivery of the applicable Warrant Shares, exercisable upon delivery of written notice to the Company.

(e) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. If the Company shall fail for any reason or for no reason to cause the Warrant Agent to issue to any Holder on or before the Warrant Share Delivery Date in compliance with the terms of Section 2(a)(ii) and Section 2(c)(ii) of the form of Warrant Certificate, the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with The Depository Trust Company for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of its Warrant, and if on or after such trading day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall (in addition to being in breach of this Agreement), within three (3) trading days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the VWAP (as defined in the applicable Warrant Certificate) on the date of receipt of the Notice of Exercise. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to cause the Warrant Agent to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof; provided, however, that if a Holder elects to be provided remedies specified in this Section 6(e) and the Company provides such remedies in accordance with this Section 6(e), such remedies shall be the sole and exclusive remedies for such Holder with respect to the applicable failure to deliver Warrant Shares.

Section 7. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent shall retain all canceled Warrant Certificates, or shall, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company, subject to any applicable law, rule or regulation requiring the Warrant Agent to retain such canceled certificates.

Section 8. Certain Representations; Reservation and Availability of Shares of Common Stock or Cash.

(a) (i) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Warrant Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Warrants have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Warrant Agent pursuant hereto, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits hereof: in each case except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (ii) this Agreement has been duly authorized, executed and delivered by the Warrant Agent and, assuming due authorization, execution and delivery hereof by the Company, constitutes a valid and legally binding obligation of the Warrant Agent enforceable against the Warrant Agent in accordance with its terms.

(b) The Company covenants and agrees that it will use its reasonable best efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. The Company covenants and agrees that, from February 16, 2017 until the earliest to occur of (A) the exercise in full of the Warrants and (B) the Expiry Time:

(i) any shares of Common Stock authorized for issuance by the Company, but not reserved for issuance as of February 10, 2017, shall first be reserved for issuance for purposes of permitting the exercise of the Warrants in full, up to such amount necessary to permit the exercise of the Warrants in full; and

(ii) at any time there is not a sufficient number of authorized and unissued shares of Common Stock to permit the exercise of the Warrants in full, the Company may not issue or reserve for issuance shares of Common Stock for any purpose other than for the exercise of the Warrants in full (unless such shares are reserved for issuance as of February 10, 2017, in which case they may be issued in accordance with the terms of any equity compensation plan or other agreement pursuant to which they are being reserved).

The Holders acknowledge that, as of the date of this Agreement, there are not sufficient shares of Common Stock reserved for the issuance of the Warrants in full, and the Warrants may only be exercised at any time up to the then available shares of Common Stock authorized and reserved for issuance upon the exercise of the Warrants.

(c) The Warrant Agent will create a special account for the issuance of the shares of Common Stock to be issued upon the conversion of Warrants. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price per such Warrant Share in accordance with the terms hereof, be duly and validly authorized and issued, and be fully paid and nonassessable.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Warrants or certificates evidencing shares of Common Stock upon exercise of the Warrants. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of

Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered Holder of the Warrants evidencing Warrants surrendered for exercise or to issue or deliver any certificate for shares of Common Stock upon the exercise of any Warrants until any such tax or charge shall have been paid (any such tax or governmental charge being payable by the Holder of such Warrant at the time of surrender) or until it has been established to the Company’s or to the Warrant Agent’s reasonable satisfaction that no such tax or charge is due. The Warrant Agent shall not be required to pay any tax or charge required to be paid in connection with any transfer involved in the issuance of the Warrant Shares upon the exercise of Warrants.

Section 9. Common Stock Record Date. Each person in whose name any certificate for Common Stock is issued or required to be issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record for the shares of Common Stock represented thereby on, and such certificate shall be dated (i) in the case of a Warrant Certificate, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price multiplied by the number of Warrant Shares represented by such Warrant Certificate (and any applicable transfer taxes) was made and (ii) in the case of a Book-Entry Warrant, the date upon which payment of the Exercise Price multiplied by the number of Warrant Shares represented by such Book-Entry Warrant was made; provided, however, that if the date of such surrender (as applicable) and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding day on which the Common Stock transfer books of the Company are open.

Section 10. Adjustment of Exercise Price, Number of Common Stock or Number of the Company Warrants. The Exercise Price, the number of shares covered by each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 10. Notwithstanding anything to the contrary, no adjustment in the Exercise Price need be made if such adjustment would result in the Exercise Price being reduced to less than the par value of the Warrant Shares.

(a) Stock Dividends and Splits. In the event the Company shall at any time after the date of this Agreement (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which for the avoidance of doubt shall not include shares of Common Stock issued upon exercise of the Warrants), (ii) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine (including by reverse share split) the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of such Warrant shall be proportionately adjusted in an inverse manner (e.g., an increase in the Exercise Price shall result in a decrease in the number of shares of Common Stock), such that the Exercise Price of such Warrant shall remain unchanged. In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, the Exercise Price shall be rounded down to the nearest one hundredth of a cent. Any adjustment made pursuant to this Section 10(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. In the event the Company shall at any time alter the date of this Agreement, distribute to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of shares of Common Stock covered by Section 10(a)) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of a Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder of such Warrant shall be entitled to receive, in addition to the shares of Common Stock otherwise issuable upon such exercise, the Distributed Property that the Holder of such Warrant would have been entitled to receive in respect of such number of shares of Common Stock had the Holder of such Warrant been the record holder of such Common Stock immediately prior to such record date.

(c) Fundamental Transaction. If, at any time after the date of this Agreement, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, a majority of the outstanding voting securities of the surviving entity, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which the holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of a majority of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of the Common Stock covered by Section 10(a) above) or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of the Warrants, the Holders shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holders, the number of shares of Common Stock or other equity securities of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Warrant is exercisable immediately prior to such Fundamental Transaction (together, the “Alternate Consideration”). In the event of any partial exercise of a Warrant, the exercising Holder shall receive a fraction of such Alternate Consideration equal to the fraction of the Warrant being exercised by such Holder. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any exercise of a Warrant following such Fundamental Transaction. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of Section 3(c) of the Warrant Certificate and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction, at the request of any Holder delivered before the 90th day after such Fundamental Transaction, the Company (or the Successor Entity) shall purchase such Holder’s Warrant by paying to such Holder, within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of such Warrant on the date of such Fundamental Transaction. As used herein, (1) “Black Scholes Value” means the value of the unexercised portion of such Warrant remaining on the date of such Holder’s request, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg Professional utilizing (i) an underlying price per share equal to the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of such Holder’s request, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Expiry Time and (iv) an expected volatility equal to the lesser of 125% and the 60-day volatility obtained from the HVT function on Bloomberg Professional as of the trading day immediately following the public announcement of the applicable Fundamental Transaction; (2) “Successor Entity” means the Person (or, if so elected by the Holders, the Parent Entity (as defined below)) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into; (3) “Eligible Market” means the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing); and (4) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(d) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as the ease may be. For purposes of this Section 10, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 10, the Company shall promptly deliver, by facsimile or email, to the Holders a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If after the issue date of the Warrants, (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of Common Stock rights or warrants to subscribe for or purchase any share capital of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holders, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the shares of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, in each case that such information shall be made known to the public through a press release, filing with the Commission, or other public announcement prior to or in conjunction with such notice being provided to the Holders, and provided further that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. Each Holder shall remain entitled to exercise its Warrant during the ten (10)-day period commencing on the date of such notice to the effective date of the event triggering such notice.

(f) All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price per Warrant Share, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

(g) Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Exercise Price per Warrant Share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

(h) The Company agrees that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

Section 11. Adjusted Exercise Price or Number of Shares of Common Stock.

(a) The number of shares of Common Stock issuable upon the exercise of the Warrants and/or the Exercise Price may be subject to adjustment from time to time upon the occurrence of certain events as set forth in Sections 10 or 12 herein (each such event, an “Adjustment Event”) and in accordance with certain procedures set forth in Section 3 of the applicable Warrant Certificate. The Company hereby agrees that it will provide the Warrant Agent with reasonable notice of Adjustment Events. The Company further agrees that it will provide to the Warrant Agent any new or amended exercise terms.

(b) The Warrant Agent shall have no obligation under any Section of this Agreement to determine whether an Adjustment Event has occurred or to calculate any of the adjustments set forth herein.

Section 12. Fractional Shares.

(a) The Company shall not issue fractional shares of Common Stock upon exercise of Warrants or distribute share certificates which evidence fractional shares. Whenever any fractional share of Common Stock would otherwise be required to be issued or distributed, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price. The Company shall provide an initial funding of one thousand dollars ($1,000) for the purpose of issuing cash in lieu of fractional shares. From time to time thereafter, the Warrant Agent may request additional funding to cover cash payment in lieu of fractional shares. The Warrant Agent shall have no obligation to make cash payments in lieu of fractional shares unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.

(b) Each Holder by the acceptance of its Warrant expressly waives his, her or its right to receive any fractional Warrant or any fractional shares of Common Stock upon exercise of such Warrant.

Section 13. Concerning the Warrant Agent.

(a) The Company agrees to pay to the Warrant Agent reasonable compensation agreed to by the Company and the Warrant Agent, together with reimbursements for reasonable fees and disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b) The Company covenants and agrees to indemnify the Warrant Agent for, and to hold the Warrant Agent harmless against any costs, expenses (including reasonable fees and expenses of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions as Warrant Agent pursuant hereto, including the costs and expenses of enforcing its rights hereunder; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, its own gross negligence, bad faith, or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction).

(c) From time to time, the Company may provide the Warrant Agent with written instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time the Warrant Agent may apply to any officer of the Company for written instruction, and may consult with legal counsel for the Warrant Agent or the Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken, suffered or omitted to be taken by it in reliance upon any Company instructions or upon the advice or opinion of such counsel. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company.

(d) Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought.

(e) In order that the indemnification provisions contained in this Section 13 shall apply, upon the assertion of a claim for which one party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all material developments concerning such claim. The indemnifying party at its own expense shall have the option to participate with the indemnified party in the defense of such claim or to defend against said claim in its own name or the name of the indemnified party. The indemnified party shall in no case settle any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent.

(f) Neither party to this Agreement shall be liable to the other party for any consequential, indirect, punitive, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

(g) The terms of this Section 13 shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

Section 14. Purchase or Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any Person succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement. In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

Section 15. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance thereof, shall be bound:

(a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in the absence of gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman, President or any Vice President of the Company and by the Treasurer or any Assistant Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authentication to the Warrant Agent for any action taken or suffered in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction).

(d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price or the making of any change in the number of shares of Common Stock required under the provisions of Section 10 or Section 12 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrants or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f) In the event the Warrant Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Warrant Agent.

(g) The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer or Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless in accordance with Section 13, above, for any action taken or suffered to be taken by it in the absence of gross negligence, bad faith or willful misconduct in accordance with instructions of any such officer.

(h) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of the services hereunder (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, the Warrant Agent will hold or invest the Funds through such accounts in: (a) obligations of, or guaranteed by, the United States of America, (b) commercial paper obligations rated A-1 or P-1 or better by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, (c) money market funds that comply with Rule 2a-7 of the Investment Company Act of 1940, or (d) demand deposit accounts, short term certificates of deposit, bank repurchase agreements or bankers’ acceptances, of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends or earnings to the Company, any Holder or any other party.

(k) The Warrant Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holder with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(l) The Warrant Agent may rely on and shall be held harmless and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in reasonable reliance upon any certificate, statement, instrument, opinion, notice, letter, facsimile transmission or other document, or any security delivered to it, and believed by it to be genuine and to have been made or signed by the proper party or parties, or upon any written or oral instructions or statements from the Company with respect to any matter relating to its acting as Warrant Agent hereunder.

(m) The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose or subject it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

(n) The Warrant Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Commission or this Agreement, nor shall the Warrant Agent be liable or accountable to any person or entity with respect to any federal or state securities laws, whether referenced herein or otherwise.

Section 16. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail. The Company (with the consent of the Purchaser, so long as the Purchaser owns any Warrants) may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company (and the Purchaser, so long as the Purchaser owns any Warrants) shall appoint a successor to the Warrant Agent. If the Company (and the Purchaser, so long as the Purchaser owns any Warrants) shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then any Holder may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company (and the Purchaser, so long as the Purchaser owns any Warrants) or by such a court, shall be a Person organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus (together with its Affiliates) of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and deliver a notice thereof in writing to the Holders. However, failure to give any notice provided for in this Section 16, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

Section 17. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

Section 18. Notices. Notices or demands authorized by this Agreement to be given or made (x) by the Warrant Agent or by any Holder to or on the Company, (y) by the Company or by any Holder to or on the Warrant Agent (with copies to the Purchaser, so long as the Purchaser holds any Warrants) or (z) by the Company or the Warrant Agent to any Holder (with copies to the Purchaser, so long as the Purchaser holds any Warrants), such notice shall be given in writing, (i) if delivered by first-class registered or certified mail domestic, three (3) Business Days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (iii) if delivered by International Federal Express, two (2) Business Days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt, or e-mail attachment, upon delivery, and will be delivered and addressed as follows (or at such other address for a party as shall be specified by like notice):

(a) If to the Company, to:

Immunomedics, Inc.

300 The American Road

Morris Plains, New Jersey 07950

Attention:    Michael R. Garone, Vice President, Finance, and Chief

                    Financial Officer

Facsimile:   (973) 605-8282

Email:         mgarone@Immunomedics.com

With copies to (which shall not constitute notice):

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704

Attention:    Andrew P. Gilbert, Esq.

Facsimile:   (973) 520-2553

Email:         andrew.gilbert@dlapiper.com

(b) If to the Warrant Agent, to:

Broadridge Corporate Issuer Solutions, Inc.

1717 Arch Street, Suite 1300

Philadelphia, Pennsylvania 19103

Attention:    David Dugas

Email:         david.dugas@broadridge.com

(c) If to any Holder, to the address of such Holder as shown on the Warrant Register. Any notice required to be delivered by the Company to any Holder may be given by the Warrant Agent on behalf of the Company.

(d) If to the Purchaser, to:

Seattle Genetics, Inc.

21823 - 30th Drive S.E.

Bothell, Washington 98021

Attention:    General Counsel

Facsimile:   (425) 527-4107

Email:         legal@seagen.com

With copies to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention:    Krishna Veeraraghavan, Esq.

                    Ari B. Blaut, Esq.

Facsimile:  (212) 558-3588

Email:         veeraraghavank@sullcrom.com blauta@sullcrom.com

(e) Notwithstanding anything else in this Agreement, any notice or other document received after Close of Business on a day shall be deemed to have been received on the next succeeding Business Day.

Section 19. Supplements and Amendments.

(a) No provision of this Agreement may be amended, modified, or waived, except in a written document signed by all of the parties hereto.

(b) As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Agreement and the Warrants. The Warrant Agent may, but shall not be obligated to, enter into any amendment that affects its own rights, duties, liabilities or obligations hereunder.

(c) Except as otherwise provided herein or in the form of Warrant Certificate, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the written consent of the Holders representing no less than 67% of the Warrant Shares obtainable upon exercise of the Warrants then outstanding; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 10) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of the Warrants may be made without the consent of the Holder of each outstanding Warrant affected thereby.

Section 20. Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant Holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

Section 21. Further Assurances. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

Section 22. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 23. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company and the Warrant Agent any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders.

Section 24. Governing Law. This Agreement and each Warrant issued hereunder shall be governed by and construed under the laws of the State of New York in all respects as such laws are applied to agreements among New York residents entered into and to be performed entirely within New York, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to a Warrant, including without limitation to interpret or enforce any provision of a Warrant, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the City of New York, borough of Manhattan, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each of the Company and the Warrant Agent hereby waives all rights to a trial by jury.

Section 25. Counterparts. This Agreement may be executed in any number of counterparts either manually or via facsimile and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 26. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 27. Information. The Company agrees to promptly provide the Holders the information it is required to provide to the holders of the Common Stock.

Section 28. Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[The remainder of this page has been left intentionally blank.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the date first indicated above.

IMMUNOMEDICS, INC.

By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Vice President, Finance and Chief
Financial Officer

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the date first indicated above.

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., as Warrant Agent

By:	/s/ John P. Dunn
	Name:	John P. Dunn
	Title:	Vice President

[Immunomedics, Inc. - Warrant Agreement]

Exhibit A

Form of Warrant Certificate

THIS SECURITY AND THE SECURITIES INTO WHICH IT IS EXERCISABLE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT, (3) TO THE COMPANY, (4) TO AN AFFILIATE OF THE INITIAL HOLDER OF THIS SECURITY, (5) IN CONNECTION WITH A PLEDGE OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS AS SHALL BE EVIDENCED (IN THE CASE OF (6) ONLY) BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT UPON THE COMPANY’S REQUEST.

WARRANT CERTIFICATE

Number of Warrant Shares:	Warrant No.

Original Issue Date:

COMMON STOCK PURCHASE WARRANT

IMMUNOMEDICS, INC.

(A corporation existing under the laws of the State of Delaware)

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, ______________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, including, without limitation, the limitations on the exercisability of the Warrant set forth in Section 2(c)(i)(B) hereof, and in the Warrant Agreement between the Company and the Warrant Agent (as defined below) (as may be amended from time to time, the “Warrant Agreement”), at any time on or after the Original Issue Date and at or prior to 5:00 p.m. (New York time) on February 10, 2020 (the “Expiry Time”) but not thereafter, to subscribe for and purchase from Immunomedics, Inc., a Delaware corporation (the “Company”), up to _______ shares (the “Warrant Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), subject to adjustment as provided herein. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant is being issued pursuant to that certain Stock Purchase Agreement, dated as of February 10, 2017, by and between the Company and Seattle Genetics, Inc., a Delaware corporation (the “Purchaser”), (this Warrant, together with any other warrants issued pursuant to the Warrant Agreement or following the partial exercise, transfer, exchange or replacement of this Warrant or such warrants, collectively, the “Warrants”).

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The Company and the Purchaser have also entered into that certain Registration Rights Agreement, dated as of February 10, 2017, whereunder, among other things, the Company has agreed to file a registration statement on Form S-3 (the “Registration Statement”) with respect to all of the Warrant Shares on or before June 10, 2017, have such Registration Statement declared effective on or before August 9, 2017 and keep such Registration Statement continuously effective until the date by which all of the Warrant Shares and certain other registrable securities covered by such Registration Statement have been sold.

1. Definitions.

(a) As used herein:

(i) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ii) The “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a national securities exchange or trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal national securities exchange on which the Common Stock is then listed or quoted as reported by Bloomberg Finance L.P. (or other reliable source) based on a trading day from 9:30 a.m. Eastern Time (or such other time as the trading market publicly announces is the official open of trading) to 4:02 p.m. Eastern Time (or such other time as the trading market publicly announces is the official close of trading); (b) the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a good faith determination of the Company’s Board of Directors.

(b) All capitalized terms used in this Warrant which are defined in the Warrant Agreement and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

2. Exercise.

(a) Exercise of Warrant.

(i) Exercise of the purchase rights represented by this Warrant may be made, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, including, without limitation, the limitations on the exercisability of the Warrant set forth in Section 2(c)(i)(B) hereof, in whole or in part, at any time or times on or after the Original Issue Date and on or before the Expiry Time by delivery to the Company (with a copy to the office of Broadridge Corporate Issuer Solutions, Inc. (the “Warrant

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Agent”) designated for such purpose or to the office of one of its agents as may be designated by the Warrant Agent from time to time) a properly completed and duly executed copy (by fax, email or otherwise) of the notice of exercise (the “Notice of Exercise”) annexed hereto and this original Warrant. Within two (2) trading days following delivery of the Notice of Exercise and this original Warrant, the Holder shall make payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) by certified check drawn on a United States bank or by bank wire transfer in immediately available funds (the date of the later of receipt of the Notice of Exercise and receipt of such payment, the “Exercise Date”). Execution and delivery of the Notice of Exercise with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. The Company shall deliver an instruction letter and copy of the Notice of Exercise to the Warrant Agent upon receipt of the Notice of Exercise and this original Warrant Certificate, directing the Warrant Agent to comply with the terms of the Notice of Exercise and this Section 2(a); provided however that the Warrant Agent shall not issue Warrant Shares until it has received written confirmation from the Company that the Company has received payment of the Aggregate Exercise Price.

(ii) On or before the third (3rd) trading day following the date on which the Company has received the Notice of Exercise and this original Warrant Certificate, if applicable, but in no event less than one (1) trading day after the Exercise Date (the “Warrant Share Delivery Date”), the Company shall cause the Warrant Agent to (A) provided that the Warrant Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system, or (B) if the Warrant Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise; provided that the Warrant Agent shall have no duties with respect to the issuance of Warrant Shares unless and until it has received the instruction letter from the Company pursuant to the preceding sentence. Upon receipt by the Company of the duly executed Notice of Exercise and this original Warrant Certificate, if applicable, the Holder shall be deemed to have exercised this Warrant as specified in the Notice of Exercise for purposes of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. In the case of a dispute between the Company and the Holder as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 3 below) in connection with the exercise of this Warrant,

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the Company shall notify the Warrant Agent in writing as to the number of Warrant Shares that are not disputed and upon receipt of such notice, the Warrant Agent shall issue to the Holder the number of Warrant Shares that are not disputed and the Company shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Company’s regularly retained accountants) within three (3) trading days following the Company’s receipt of the Notice of Exercise. The Company shall request such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no less than three (3) trading days following the day on which such accountant received the disputed calculations. Such accountant’s calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the number of Warrant Shares purchasable upon exercise of this Warrant in an amount equal to the applicable number of Warrant Shares purchased. In the case of a partial exercise of this Warrant, the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Warrant Agent has actually issued such new warrant to the Holder. The Company shall deliver any objection to any Notice of Exercise as promptly as practicable. If the exercise of this Warrant is not deemed to have occurred until after the Expiry Time, the exercise thereof will be null and void and any funds delivered to the Company will be returned to the Holder. In no event will interest accrue on funds deposited with the Company in respect of an exercise or attempted exercise of this Warrant. The validity of any exercise of this Warrant for purposes of this paragraph will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the Holder and the Company.

The Company may not call or redeem any portion of this Warrant without the prior written consent of the Holder.

(b) Exercise Price. The exercise price for the Common Stock under this Warrant shall be $4.90 per share, subject to adjustment hereunder (the “Exercise Price”).

(c) Mechanics of Exercise.

(i) Authorization and Reservation of Warrant Shares. The Company covenants and agrees that it will use its reasonable best efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. The Company covenants and agrees that, from February 16, 2017 until the earliest to occur of (x) the exercise in full of the Warrants and (y) the Expiry Time:

A. any shares of Common Stock authorized for issuance by the Company, but not reserved for issuance as of February 10, 2017, shall first be reserved for issuance for purposes of permitting the exercise of the Warrants in full, up to such amount necessary to permit the exercise of the Warrants in full; and

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B. at any time there is not a sufficient number of authorized and unissued shares of Common Stock to permit the exercise of the Warrants in full, the Company may not issue or reserve for issuance shares of Common Stock for any purpose other than for the exercise of the Warrants in full (unless such shares are reserved for issuance as of February 10, 2017, in which case they may be issued in accordance with the terms of any equity compensation plan or other agreement pursuant to which they are being reserved).

The Holder acknowledges that, as of the date of the Warrant Agreement, there are not sufficient shares of Common Stock reserved for the issuance of the Warrants in full and the Warrants may only be exercised at any time up to the then available shares of Common Stock reserved for the exercise of the Warrants.

(ii) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Agent to issue shares purchased hereunder in electronic book entry form to the account of the Holder or, upon request of the Holder, the Warrant Agent shall transmit certificates for such shares to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise, in either case, by the Warrant Share Delivery Date; provided, however, that if the Holder shall request physical delivery of certificates representing the Warrant Shares, there shall be no requirement to deliver such certificates on or prior to the Warrant Share Delivery Date. The Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date irrespective of the date such Warrant Shares are credited in book entry to the Holder’s account. If all or any part of this Warrant is exercised for cash at a time when the Registration Statement (or any subsequent registration statement applicable to issuance of the Warrant Shares) is not then effective and if a restricted securities legend is required under applicable securities laws, such Warrant Shares shall include the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT, (3) TO THE COMPANY, (4) TO AN AFFILIATE OF THE INITIAL HOLDER OF THIS SECURITY, (5) IN CONNECTION WITH A PLEDGE OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS AS SHALL BE EVIDENCED (IN THE CASE OF (6) ONLY) BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT UPON THE COMPANY’S REQUEST.

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(iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Warrant Agent shall, at the request of the Holder and upon surrender of this Warrant, promptly deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iv) Rescission Rights. If the Company fails to cause the Warrant Agent to transmit to the Holder the applicable Warrant Shares in accordance with the provisions of Section 2(c)(ii) above pursuant to an exercise on or before the applicable Warrant Share Delivery Date, if required, then the Holder will have the right to rescind such exercise prior to delivery of the applicable Warrant Shares, exercisable upon delivery of written notice to the Company.

(v) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. If the Company shall fail for any reason or for no reason to cause the Warrant Agent to issue to the Holder by the Warrant Share Delivery Date in compliance with the terms of Section 2(a)(ii) and Section 2(c)(ii), the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such trading day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall (in addition to being in breach of this Agreement), within three (3) trading days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the VWAP on the date of receipt of the Notice of Exercise. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to cause the Warrant Agent to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof; provided, however, that if a Holder elects to be provided remedies specified in this Section 2(c)(v) and the Company provides such remedies in accordance with this Section 2(c)(v), such remedies shall be the sole and exclusive remedies for such Holder with respect to the applicable failure to deliver Warrant Shares.

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(vi) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that Holder would otherwise be entitled to purchase upon such exercise, the Warrant Agent shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(vii) Charges, Taxes and Expenses. The issuance of Warrant Shares in book entry form shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of such issuance, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in book entry form in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(viii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted in an inverse manner (e.g., an increase in the Exercise Price shall result in a decrease in the number of shares of Common Stock), such that the Aggregate Exercise Price of this Warrant shall remain unchanged. In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, the Exercise Price shall be rounded down to the nearest one hundredth of a cent. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of shares of Common Stock covered by Section 3(a)), (iii) rights or warrants to subscribe for or purchase any security of the Company or (iv) any other asset (including cash) (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares (without regard to any limitations on exercise hereof) had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, a majority of the outstanding voting securities of the surviving entity or the parent entity of such surviving entity, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of a majority of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of the Common Stock covered by Section 3(a) above), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each, a “Fundamental Transaction”), then, this Warrant shall remain outstanding according to its terms except that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock or other equity securities of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such Fundamental Transaction by a holder of a share of Common Stock immediately prior to such Fundamental Transaction (the “Alternate Consideration”). In the event of any partial exercise of this Warrant, the Holder shall receive a fraction of such Alternate Consideration equal to the fraction of this Warrant being exercised by the Holder. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The terms of any agreement pursuant to

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which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction, at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction. As used herein, (1) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg Professional utilizing (i) an underlying price per share equal to the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Expiry Time and (iv) an expected volatility equal to the lesser of 125% and the 60-day volatility obtained from the HVT function on Bloomberg Professional as of the trading day immediately following the public announcement of the applicable Fundamental Transaction; (2) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity (as defined below)) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into; (3) “Eligible Market” means the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing); and (4) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e) Notice to the Holder.

(i) Notice of Adjustments. Whenever the Exercise Price, number of Warrant Shares or other property issuable upon exercise of this Warrant is adjusted pursuant to this Section 3, the Company shall promptly deliver, by facsimile or email, to the Holder a notice setting forth the effects of such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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(ii) Notice to Allow Exercise by the Holder. If, after the Original Issue Date, (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any Fundamental Transaction; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be delivered to the Holder, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, in each case that such information shall be made known to the public through a press release, filing with the Commission, or other public announcement prior to or in conjunction with such notice being provided to the Holder, and provided further that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the ten (10)-day period commencing on the date of such notice to the effective date of the event triggering such notice.

(f) Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Holder shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 3. Any adjustment made herein that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.

4. (Intentionally omitted)

5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the Aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

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(b) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(c) Non-Impairment. Except and to the extent as waived or consented to by the Holder, the Company hereby covenants to not by any action, including, without limitation, amending its certificate of incorporation, by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Share above the Exercise Price then in effect, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(d) Governing Law; Jurisdiction. This Warrant shall be governed by and construed under the laws of the State of New York in all respects as such laws are applied to agreements among New York residents entered into and to be performed entirely within New York, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Warrant, including without limitation to interpret or enforce any provision of this Warrant, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the City of New York, borough of Manhattan, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each of the Company, the Warrant Agent and the Holders hereby waives all rights to a trial by jury.

(e) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiry Time. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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(f) Notices. The Company shall provide (or cause the Warrant Agent to provide) the Holder with prompt written notice of all actions taken pursuant to this Warrant (with copies to the Purchaser, so long as the Purchaser holds any Warrants). Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, (w) if delivered by first-class registered or certified mail domestic, three (3) trading days after so mailed, (x) if delivered by nationally recognized overnight carrier, one (1) trading day after so mailed, (y) if delivered by International Federal Express, two (2) trading days after so mailed and (z) if delivered by facsimile, upon electronic confirmation of receipt, or e-mail attachment, upon delivery, and will be delivered and addressed as follows:

(i)	if to the Company, to:

Immunomedics, Inc.

300 The American Road

Morris Plains, New Jersey 07950

Attention:    Michael R. Garone, Vice President, Finance, and Chief

                    Financial Officer

Facsimile:   (973) 605-8282

Email:         mgarone@Immunomedics.com

With copies to (which shall not constitute notice):

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704

Attention:    Andrew P. Gilbert, Esq.

Facsimile:   (973) 520-2553

Email:         andrew.gilbert@dlapiper.com

(ii)	if to the Warrant Agent, to:

Broadridge Corporate Issuer Solutions, Inc.

1717 Arch Street, Suite 1300

Philadelphia, Pennsylvania 19103

Attention:    David Dugas

Email:          david.dugas@broadridge.com

(iii)	if to the Holder, at the address of the Holder appearing on the Warrant Register.

(iv)	If to the Purchaser, to:

Seattle Genetics, Inc.

21823 - 30th Drive S.E.

Bothell, Washington 98021

Attention:    General Counsel

Facsimile:   (425) 527-4107

Email:         legal@seagen.com

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With copies to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention:    Krishna Veeraraghavan, Esq.

                    Ari B. Blaut, Esq.

Facsimile:   (212) 558-3588

Email:         veeraraghavank@sullcrom.com blauta@sullcrom.com

Notwithstanding anything else in this Agreement, any notice or other document received after 5:00 p.m. (New York time) on a trading day shall be deemed to have been received on the next succeeding trading day.

(g) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h) Remedies. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available or granted by law, including recovery of damages. Each of the parties hereto will be entitled to specific performance of its rights under this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach or threatened breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate including making a showing of economic loss and the posting of a bond or other security.

(i) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(j) Amendment. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the written consent of the Holders representing no less than 67% of the Warrant Shares obtainable upon exercise of the Warrants then outstanding; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 3) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of the Warrants may be made without the consent of the holder of each outstanding Warrant affected thereby.

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(k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

IMMUNOMEDICS, INC.

By:
Name:
Title:

Countersigned:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

TO: IMMUNOMEDICS, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of Warrant No.                     , and tenders herewith payment of the Exercise Price per Warrant Share in full in lawful money of the United Sates, together with all applicable transfer taxes, if any.

(2)	Please cause the Warrant Shares to be issued in:

☐    book entry form

☐    certificated form

in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the Warrant No. (the “Warrant”) and all rights evidenced thereby are hereby assigned as to [all of the]                      Warrant Shares, to:

whose address is:

Dated:                     ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.